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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 JANUARY 4, 2006
                Date of Report (Date of earliest event reported)

                           MARLTON TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        PENNSYLVANIA                      1-7708                 22-18225970
----------------------------         ----------------        -------------------
(STATE OR OTHER JURISDICTION         (COMMISSION FILE           (IRS EMPLOYER
     OF INCORPORATION)                   NUMBER)             IDENTIFICATION NO.)


  2828 CHARTER ROAD, PHILADELPHIA, PA                          19154
----------------------------------------                     ---------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

                                 (215) 676-6900
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

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ITEM 8.01  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On January 4, 2006, Marlton Technologies, Inc. (the "Registrant") filed a Form 15 with the Securities and Exchange Commission to deregister the Registrant's common stock from the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Effective upon the filing of the Form 15 with the Commission, the Registrant will no longer file current or periodic reports under the Exchange Act with the Commission.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      MARLTON TECHNOLOGIES, INC.
                                                      (registrant)


Dated: January 4, 2006                                By: /s/ Jeffrey K. Harrow
                                                          ----------------------
                                                          Jeffrey K. Harrow
                                                          Chairman

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